UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2025
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Akebia Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 10, 2025 (the “Annual Meeting”). The Company’s stockholders approved an amendment to the Company’s 2023 Stock Incentive Plan (the “2023 Plan”) to increase the number of shares of common stock available for issuance thereunder by 18,900,000 shares and to make certain other changes to the 2023 Plan, which amendment had previously been adopted by the Company’s Board of Directors subject to stockholder approval. The description of the 2023 Plan, as amended, contained on pages 21 to 37 of the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 29, 2025, is incorporated herein by reference. A complete copy of the 2023 Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 10, 2025 to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting and the results of the votes on such matters.

1.The proposal to elect two Class II directors, John P. Butler and Myles Wolf, M.D., M.M.Sc., to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal was approved as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
John P. Butler	130,424,556	20,706,403	38,964,524
Myles Wolf, M.D., M.M.Sc.	119,938,011	31,192,948	38,964,524

2. The proposal to approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 18,900,000 shares and to make certain other changes to the plan was approved as follows:

Votes For:	102,750,481
Votes Against:	48,208,800
Abstentions:	171,678
Broker Non-Votes	38,964,524

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved as follows:

Votes For:	110,676,718
Votes Against:	39,006,990
Abstentions:	1,447,251
Broker Non-Votes	38,964,524

4. The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as follows:

Votes For:	178,590,132
Votes Against:	8,896,080
Abstentions:	2,609,271

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Akebia Therapeutics, Inc. 2023 Stock Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 13, 2025	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer